UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 18, 2006
                                                        ------------------


                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



            NEW YORK                    1-4482                11-1806155
            --------                    ------                ----------
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)        Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    -----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 18, 2006, Arrow Electronics, Inc. (the "Company") entered into an employment agreement ("Agreement") dated as of September 1, 2006, by and between the Company and Philippe Combes. The Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference. On September 18, 2006 Arrow Europe GmbH ("AE"), a wholly-owned subsidiary of the Company, entered into an employment agreement ("German Agreement") dated as of September 1, 2006, by and between AE and Philippe Combes. The German Agreement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS

         On September 18, 2006 the Company issued a press release announcing certain organizational changes.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this document.

Exhibit Number    Description
--------------    -----------
10.1              Agreement dated September 1, 2006 by and between the
                  Company and Philippe Combes.

10.2              Agreement dated September 1, 2006 by and between
                  AE and Philippe Combes.

99.1              Press Release issued by Arrow Electronics, Inc. dated
                  September 18, 2006.


                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
10.1              Agreement dated September 1, 2006 by and between the
                  Company and Philippe Combes.

10.2 Agreement dated September 1, 2006 by and between Arrow Europe GmbH and Philippe Combes.

99.1              Press Release issued by Arrow Electronics, Inc. dated
                  September 18, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARROW ELECTRONICS, INC.


Date:  September 19, 2006                      By:  /s/Peter S. Brown
                                                    -----------------
                                             Name:  Peter S. Brown
                                            Title:  Senior Vice President